Exhibit 10.5

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT
by and between
BROOKDALE SENIOR LIVING INC.
and
VENTAS, INC.
Dated as of July 26, 2020

Table of Contents
Page

Section 1. Definitions.......................................................................................................	1
Section 2. Registration Rights..........................................................................................	4
(a) Shelf Registration Statement.......................................................................................	4
(b) Right to Request Shelf Take-Down.............................................................................	5
(c) Demand Registration Statement If Shelf Registration Statement Unavailable...........	6
(d) Limitations on Demand Registrations.........................................................................	6
(e) Piggyback Registration................................................................................................	6
(f) Selection of Underwriters; Right to Participate...........................................................	7
(g) Priority of Securities Offered Pursuant to Demand Registrations and Underwritten Shelf Take-Downs..............................................................................................................	7
(h) Priority of Securities Offered Pursuant to Piggyback Registration.............................	7
(i) Postponement; Suspensions; Blackout Period.............................................................	8
(j) Supplements and Amendments....................................................................................	9
(k) Subsequent Holder Notice...........................................................................................	9
Section 3. Registration Procedures...................................................................................	10
Section 4. Indemnification................................................................................................	14
(a) Indemnification by the Company................................................................................	14
(b) Indemnification by the Stockholders..........................................................................	14
(c) Notices of Claims, etc.................................................................................................	15
(d) Contribution................................................................................................................	16
(e) No Exclusivity.............................................................................................................	16
Section 5. Covenants Relating to Rule 144......................................................................	16
Section 6. Miscellaneous..................................................................................................	17
(a) Termination; Survival..................................................................................................	17
(b) Governing Law............................................................................................................	17
(c) Submission to Jurisdiction...........................................................................................	17
(d) Waiver of Jury Trial.....................................................................................................................................	17
(e) Entire Agreement.........................................................................................................	17
(f) Amendments and Waivers...........................................................................................	18
(g) Successors and Assigns...............................................................................................	18
(h) Expenses......................................................................................................................	18
(i) Counterparts; Electronic Signature..............................................................................	18
(j) Severability...................................................................................................................	18
(k) Notices.........................................................................................................................	19
(l) Specific Performance...................................................................................................	20

Exhibit 10.5

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT, dated as of July 26, 2020 (this “Agreement”), is by and between Brookdale Senior Living Inc., a Delaware corporation (the “Company”) and Ventas, Inc., a Delaware corporation (“Ventas”).
RECITALS
WHEREAS, on July 26, 2020, the Company issued to Ventas a warrant (the “Warrant”) to purchase 16.3 million shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), upon the terms and conditions set forth in that certain letter agreement, dated as of July 26, 2020, by and between the Company and Ventas (the “Letter Agreement”); and
WHEREAS, the parties hereto desire to enter into this Agreement in order to grant the Stockholders the registration rights described herein.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions.
As used in this Agreement, the following terms shall have the following meanings:
“Affiliate” shall mean a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. For purposes of this definition, “control” (including the terms “controlling,” “controlled by” and “under common control with”) shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.
“Agreement” has the meaning set forth in the Preamble.
“Block Trade” shall mean a registered securities offering in which an underwriter agrees to purchase Registrable Securities at an agreed price or pricing formula without a prior marketing process.
“Board” shall mean the Board of Directors of the Company.
“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law or executive order to close.
“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.
“Demand Registration” shall have the meaning set forth in Section 2(c).
“Demand Registration Statement” shall have the meaning set forth in Section 2(c).
“End of Suspension Notice” shall have the meaning set forth in Section 2(i)(1).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any corresponding provision of succeeding law), and the rules and regulations thereunder.
“Holdback Period” shall mean, with respect to any registered offering of equity securities of the Company, the period beginning ten (10) days before the anticipated effective date of the related Registration Statement and continuing until the expiration of ninety (90) days (or such shorter period as the managing underwriter(s) permit) after the effective date of the related Registration Statement (except that, in the case of any such registered offering that is a Shelf Take-Down from a Shelf Registration Statement, the Holdback Period shall be the period beginning ten (10) days before the anticipated pricing date in connection with such takedown and continuing until the expiration of ninety (90) days (or such shorter period as the managing underwriter(s) permit) after such pricing date).
“Minimum Amount” shall mean $35 million (or, in the case of a Block Trade, $25 million).
“Permitted Reg Rights Holders” shall mean (i) Ventas and its controlled subsidiaries and (ii) any Person to whom Registrable Securities representing at least three (3)% of the then outstanding shares of Common Stock are transferred other than in a transaction pursuant to a registration statement or Rule 144 that results in such securities ceasing to be Registrable Securities.
“Person” shall mean any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.
“Piggyback Registration” shall have the meaning set forth in Section 2(e).
“Piggyback Stockholder” shall have the meaning set forth in Section 2(e).
“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement or any issuer free writing prospectus (as defined in Rule 433 under the Securities Act), with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.
“Public Offering” shall mean a public offering and sale of equity securities for cash pursuant to an effective registration statement under the Securities Act.
“Registrable Securities” shall mean any shares of Common Stock issued or issuable upon exercise of the Warrant, including any securities acquired as a result of any reclassification, recapitalization, stock split or combination, exchange or readjustment of such shares of Common Stock, or any stock dividend or stock distribution in respect of such share of Common Stock; provided, however, such securities shall cease to be Registrable Securities on the earliest to occur of (i) a Registration Statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such Registration Statement; (ii) such Registrable Securities shall have been sold in accordance with Rule 144; (iii) such securities have been transferred in a transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities in accordance with the terms of this Agreement; (iv) with respect to a Stockholder, such securities are eligible for resale by such Stockholder pursuant to Rule 144 under the Securities Act without any volume, manner of sale or other limitations and such Stockholder owns less than 3% of the then outstanding shares of Common Stock (assuming the Warrant has been exercised in full); or (v) such Registrable Securities have ceased to be outstanding.
“Registration Expenses” shall mean all expenses incurred in effecting any registration or any offering and sale pursuant to this Agreement, including registration, qualification, listing and filing fees (including, without limitation, all SEC, stock exchange and Financial Industry Regulatory Authority filing fees), printing expenses, messenger, telephone and delivery expenses, all transfer agent and registrar fees and expenses, fees and disbursements of all law firms of the Company and all accountants and other persons retained by the Company (including any comfort letters), any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, all fees and expenses of any special experts or other persons retained by the Company in connection with any registration, all expenses related to the “road show” for any underwritten offering, including all travel, meals and lodging, and any blue sky (including reasonable fees and disbursements of counsel to any underwriter incurred in connection with blue sky qualifications of the Registrable Securities as may be set forth in any underwriting agreement) and other securities laws fees and expenses, as well as all internal fees and expenses of the Company. Registration Expenses shall not include Selling Expenses. In addition, in connection with an underwritten offering or other registration, offering or related action for which services of outside counsel would customarily be required pursuant to this Agreement, the Company shall pay or reimburse the Stockholders for the reasonable and documented fees and expenses of one nationally recognized law firm, chosen by the Stockholders as their counsel; provided that, (i) the Company shall not be responsible for any such fees and expenses that exceed $75,000 for the first offering and $50,000 for any subsequent offering and (ii) the Company shall not be obligated to pay or reimburse the Stockholders for the fees and expenses of any law firm chosen by the Stockholders as the counsel in connection with the filing and effectiveness of the initial Shelf Registration Statement. Nothing in this definition shall impact any agreement on expenses solely between the Company and any underwriter.
“Registration Statement” shall mean any registration statement (including any Demand Registration Statement or Shelf Registration Statement) of the Company under the Securities Act which permits the Public Offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Rule 144” shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” shall mean the Securities Act of 1933, as amended (or any corresponding provision of succeeding law), and the rules and regulations thereunder.
“Selling Expenses” shall mean all underwriting discounts and selling commissions associated with effecting any sales of Registrable Securities under any Registration Statement by the Stockholders and all stock transfer taxes applicable to the sale or transfer by the Stockholders of Registrable Securities to the underwriter(s) pursuant to this Agreement.
“Shelf Period” shall have the meaning set forth in Section 2(a).
“Shelf Registration” shall have the meaning set forth in Section 2(a).
“Shelf Registration Statement” shall have the meaning set forth in Section 2(a).
“Shelf Take-Down” shall have the meaning set forth in Section 2(b).
“Special Registration” shall mean the registration of equity securities, options or similar rights registered on Form S-4, Form S-8 or any successor forms thereto or any other form for the registration of securities issued or to be issued in connection with a merger, acquisition, employee benefit plan or equity compensation or incentive plan.
“Suspension” shall have the meaning set forth in Section 2(i)(1).
“Suspension Notice” shall have the meaning set forth in Section 2(i)(1).
“Stockholder” means Ventas and any other Permitted Reg Rights Holder that holds Registrable Securities.

“Underwritten Shelf Take-Down” shall have the meeting set forth in Section 2(b)(1).
“Underwritten Shelf Take-Down Notice” shall have the meeting set forth in Section 2(b).
“Warrant” has the meaning set forth in the Preamble.
Section 2.Registration Rights.
(a)    Shelf Registration Statement. The Company will use its reasonable best efforts to file with the SEC, as promptly as practicable, but no later than the close of business on the fifth day following the date on which the Company files its Quarterly Report on Form 10-Q for the period ended June 30, 2020 (and if the SEC is not open on such day, the next day that the SEC is open) (or if a later time for filing is requested by Ventas, at such later time), a shelf registration statement on Form S-3 (or successor form) pursuant to Rule 415 under the Securities Act (which registration statement, if the Company is eligible to file such, shall be as an automatic shelf registration as defined in Rule 405 under the Securities Act) (a “Shelf Registration Statement”) relating to the offer and resale of Registrable Securities by any Stockholder at any time and from time to time following the date on which the Shelf Registration Statement is filed in accordance with the methods of distribution set forth in the Plan of Distribution section of the Shelf Registration Statement, and, if such Shelf Registration Statement is not immediately effective, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to promptly be declared or otherwise become effective under the Securities Act. Any such registration pursuant to the Shelf Registration Statement shall hereinafter be referred to as a “Shelf Registration.” For so long as the Company is eligible to use Form S-3 (or successor form), the Company shall maintain the continuous effectiveness of the Shelf Registration Statement for the maximum period permitted by SEC rules, and shall replace any Shelf Registration Statement at or before expiration, if applicable, with a successor effective Shelf Registration Statement to the extent any Registrable Securities remain outstanding (such period of effectiveness, the “Shelf Period”).
(b)    Right to Request Shelf Take-Down. At any time and from time to time during the Shelf Period, one or more of the Stockholders may, by written notice to the Company, request an offering of all or part of the Registrable Securities held by the Stockholders (a “Shelf Take-Down”). Any Stockholder may, after any Shelf Registration Statement becomes effective, deliver a written notice to the Company (the “Underwritten Shelf Take-Down Notice”) specifying that a Shelf Take-Down is intended to be conducted through an underwritten offering (such underwritten offering, an “Underwritten Shelf Take-Down”), which shall specify the number of Registrable Securities intended to be included in such Underwritten Shelf Take-Down; provided, however, that the Stockholders may not, without the Company’s prior written consent, (i) launch an Underwritten Shelf Take-Down the anticipated gross proceeds of which shall be less than the Minimum Amount, unless the number of Registrable Securities to be sold in such offering represents all of such Stockholder’s remaining Registrable Securities or (ii) launch an Underwritten Shelf Take-Down within the period commencing twenty (20) days prior to the date of the Company’s scheduled earnings release for any fiscal quarter or year and ending one (1) day following the Company’s filing of its annual report on Form 10-K or quarterly reports on Form 10-Q for such fiscal year or quarter, respectively (or such shorter period as is the Company’s customary “blackout window” applicable to directors and officers). In the event of an Underwritten Shelf Take-Down, the Company shall select the managing underwriter(s) to administer the Underwritten Shelf Take-Down; provided that such managing underwriter(s) are reasonably acceptable to the Stockholder delivering the related Underwritten Shelf Take-Down Notice. The Stockholders shall be entitled to deliver a maximum of four (4) notices in the aggregate to the Company of its intention to effect a sale or distribution of all or part of its Registrable Securities in an Underwritten Shelf Take-Down pursuant to this Section 2(b); provided that the Stockholders may also elect to use any Demand Registration to which such Stockholders are entitled pursuant to Section 2(d) for an Underwritten Shelf-Take Down; provided further that the Company shall not be required to file a prospectus supplement with respect to an Underwritten Shelf Take-Down pursuant to this Section 2(b) within sixty (60) days following the effective date of any prior Underwritten Shelf Take-Down or Demand Registration Statement by any Stockholder. The Company and the Stockholder or Permitted Reg Rights Holder participating in an Underwritten Shelf Take-Down will enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such offering. The Company will not include in any Underwritten Shelf Take-Down pursuant to this Section 2(b) any securities that are not Registrable Securities without the prior written consent of the Stockholders participating in such Underwritten Shelf Take-Down.
(c)    Demand Registration Statement If Shelf Registration Statement Unavailable. If the Company is ineligible to file with the SEC a shelf registration statement on Form S-3 (or successor form) in accordance with Section 2(a), upon the written request of one or more Stockholders (a “Demand Registration”), the Company shall use reasonable best efforts to file promptly a registration statement on Form S-1 (or successor form) (a “Demand Registration Statement”) registering for resale such number of shares of Registrable Securities requested to be included in the Demand Registration Statement and have the Demand Registration Statement declared effective under the Securities Act as promptly as practicable. After any Demand Registration Statement has become effective, the Company shall use reasonable best efforts to keep such Demand Registration Statement continuously effective until all of the Registrable Securities covered by such Demand Registration Statement have been sold in accordance with the plan of distribution set forth therein or are no longer outstanding.
(d)    Limitations on Demand Registrations. The Stockholders shall be entitled to request a maximum of two (2) Demand Registrations in the aggregate; provided that the Company shall not be required to file a registration statement pursuant to Section 2(c) (i) within sixty (60) days following the effective date of any prior Demand Registration Statement for the same class of Registrable Securities by any Stockholder or (ii) if the anticipated gross proceeds of an underwritten offering conducted pursuant to such Demand Registration Statement does not equal or exceed the Minimum Amount, unless the number of Registrable Securities to be sold in such offering represents all of such Stockholder’s remaining Registrable Securities. A registration shall not count as a Demand Registration until the related Demand Registration Statement has been declared effective by the SEC.
(e)    Piggyback Registration. If, at any time the Company proposes or is required to file a Registration Statement under the Securities Act with respect to an offering of Common Stock or similar equity securities of the Company, whether or not for sale for its own account, on a form and in a manner that would permit registration of the Registrable Securities, which, for the avoidance of doubt, shall exclude any Special Registration, the Company shall give written notice as promptly as practicable, but not later than ten (10) days prior to the anticipated date of filing of such Registration Statement, to the Stockholders of its intention to effect such registration and, in the case of each Stockholder, shall include in such registration all of such Stockholder’s Registrable Securities with respect to which the Company has received a written request from such Stockholder for inclusion therein (a “Piggyback Registration” and any such requesting Stockholder that has not withdrawn its Registrable Securities from such Piggyback Registration a “Piggyback Stockholder” with respect to such Piggyback Registration). In the event that a Stockholder makes such written request, such Stockholder may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter(s), if any, at any time at least two (2) Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration. The Company may terminate or withdraw any Piggyback Registration under this Section 2(e), whether or not any Stockholder has elected to include Registrable Securities in such registration. No Piggyback Registration shall count as a Demand Registration or Underwritten Shelf Take-Down to which the Stockholders are entitled.
(f)    Selection of Underwriters; Right to Participate. The Company shall have the right to select the managing underwriter(s) to administer an offering pursuant to a Demand Registration Statement or Underwritten Shelf Take-Down; provided that such managing underwriter(s) are reasonably acceptable to the Stockholders delivering the Demand Registration request or the Underwritten Shelf Take-Down Notice. If a Piggyback Registration under Section 2(e) is proposed to be underwritten, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2(e). In such event, the managing underwriter(s) to administer the offering shall be chosen by the Company in its sole discretion. A Stockholder may participate in a registration or offering hereunder only if such Stockholder (i) agrees to sell such Registrable Securities on the basis provided in any underwriting agreement with the underwriters and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up agreements and other documents reasonably requested under the terms of such underwriting arrangements customary for selling stockholders to enter into in secondary underwritten public offerings, provided, however, that the Stockholders shall not be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder’s ownership of its shares of Common Stock to be sold in the offering and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company with respect thereto. Notwithstanding anything to the contrary herein, any underwriting agreement shall contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the Stockholders as are customarily made by issuers to selling stockholders in secondary underwritten public offerings.
(g)    Priority of Securities Offered Pursuant to Demand Registrations and Underwritten Shelf Take-Downs. If the managing underwriter(s) of a Demand Registration or Underwritten Shelf Take-Down shall advise the Company and the Stockholders in writing that, in its good faith opinion, the total number or dollar amount of shares of Common Stock requested to be included in such Demand Registration or Underwritten Shelf Take-Down exceeds the number or dollar amount that can be sold in such offering without having an adverse effect on such offering, including the price at which such shares can be sold, then the Company shall include in such Demand Registration or Underwritten Shelf Take-Down the maximum number of shares that such underwriter or agent, as applicable, advises can be so sold without having such adverse effect, allocated (i) first, to Registrable Securities requested by the Stockholders to be included in such Demand Registration or Underwritten Shelf Take-Down, pro rata among all such Stockholders on the basis of the number of Registrable Securities held by such Stockholders, and (ii) second, to any securities requested to be included therein by any other Persons (including the Company), allocated among such Persons on a pro rata basis or in such other manner as they may agree.
(h)    Priority of Securities Offered Pursuant to Piggyback Registration. If the managing underwriter(s) of a registration of shares of Common Stock giving rise to a right to Piggyback Registration shall advise the Company and the Piggyback Stockholders with respect to such Piggyback Registration in writing that, in its good faith opinion, the total number or dollar amount of shares of Common Stock proposed to be sold in such offering and Registrable Securities requested by such Piggyback Stockholders to be included therein, in the aggregate, exceeds the number or dollar amount that can be sold in such offering without having an adverse effect on such offering, including the price at which such shares can be sold, then the Company shall include in such registration the maximum number of shares that such underwriter or agent, as applicable, advises can be so sold without having such adverse effect, allocated (i) first, to shares of Common Stock requested to be included by the Company, (ii) second, to Registrable Securities requested by the Stockholders to be included in such Piggyback Registration, pro rata among all such Stockholders on the basis of the number of Registrable Securities held by all such Stockholders, and (iii) third, any shares requested to be included therein by any other Persons (other than the Company), allocated among such Persons on a pro rata basis or in such other many as they may agree.
(i)    Postponement; Suspensions; Blackout Period
(1) The Company may postpone the filing or the effectiveness of a Demand Registration Statement or commencement of a Shelf Take-Down (or suspend the continued use of an effective Demand Registration Statement or Shelf Registration Statement), including requiring the Stockholders to suspend any offerings of Registrable Securities pursuant to this Agreement, (i) during the pendency of a stop order issued by the SEC suspending the use of any registration statement of the Company or proceedings initiated by the SEC with respect to any such registration statement under Section 8(d) or 8(e) of the Securities Act (subject to the Company’s compliance with its obligations under Section 3(a)(x) herein) or (ii) if, based on the good faith judgment of the Board, such postponement or suspension is necessary in order to avoid materially detrimental disclosure of material non-public information that the Board, after consultation with outside counsel to the Company, has in good faith determined (A) would be required to be made in any Demand Registration Statement or Shelf Registration Statement so that such Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading if such information is not included, (B) such disclosure would not be required to be made at such time but for the filing or continued use of such Registration Statement and (C) the Company has a bona fide business purpose for not disclosing publicly, and the Company delivers to the Stockholders participating in such registration an officers’ certificate executed by the Company’s principal executive officer and principal financial officer stating the Company may, upon giving prompt written notice (a “Suspension Notice”) of such action to the Stockholders participating in such registration, postpone or suspend use of the Demand Registration Statement or Shelf Registration Statement, as applicable (any such postponement or suspension pursuant to Section 2(i)(1)(i), (ii) or (iii), a “Suspension”); provided, however, in each case, that the Stockholder requesting a Demand Registration Statement or Shelf Take-Down shall be entitled, at any time after receiving a Suspension Notice or similar notice and before such Demand Registration Statement becomes effective or before such Shelf Take-Down is commenced, to withdraw such request and, if such request is withdrawn, the Company shall pay all expenses incurred by the Stockholders in connection with such withdrawn registration and such Demand Registration or Shelf Take-Down shall not count as a Demand Registration or, if applicable, an Underwritten Shelf Take-Down. The Company shall provide prompt written notice to the Stockholders (an “End of Suspension Notice”) of (i) the Company’s decision to file or seek effectiveness of such Demand Registration Statement or commence such Shelf Take-Down following such Suspension and (ii) the effectiveness of such Demand Registration Statement or commencement of such Shelf Take-Down. Notwithstanding the provisions of this Section 2(i), with respect to Section 2(i)(1)(ii), the Company shall not effect a Suspension of the filing or effectiveness of a Demand Registration Statement or the commencement of a Shelf Take-Down more than twice during any twelve-month period or for a period exceeding ninety (90) days in the aggregate in any twelve-month period. No Stockholder shall effect any sales of shares of Common Stock pursuant to a Demand Registration Statement or Shelf Registration Statement at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice.

(2) Each Stockholder agrees that, except as required by applicable law, it shall treat as confidential the receipt of any Suspension Notice (provided, however, that in no event shall such notice contain any material nonpublic information of the Company) hereunder and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes public, other than as a result of disclosure by such Stockholder in breach of the terms of this Agreement.
(j)    Supplements and Amendments. The Company shall supplement and amend any Shelf Registration Statement if required by the Securities Act or the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement.
(k)    Subsequent Holder Notice
. If a Person becomes entitled to the benefits of this Agreement pursuant to Section 6 after a Shelf Registration Statement becomes effective under the Securities Act, the Company shall, as promptly as practicable, following delivery of written notice to the Company and request for such Person’s name to be included as a selling securityholder in the prospectus related to the Shelf Registration Statement (a “Subsequent Holder Notice”):
(1) if required and permitted by applicable law, file with the SEC a supplement to the related prospectus or a post-effective amendment to the Shelf Registration Statement so that such Person is named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Person to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law;
(2) if, pursuant to Section 3(a)(ii), the Company shall have filed a post-effective amendment to the Shelf Registration Statement that is not automatically effective, use its reasonable best efforts to cause such post-effective amendment to become promptly effective under the Securities Act; and
(3) promptly notify such Permitted Reg Rights Holder after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3(a)(ii); provided, however, that the Company shall not be required to file more than one (1) post-effective amendment or supplement to the related prospectus pursuant to this clause (k) of Section 2 for any fiscal quarter.
Section 3.Registration Procedures.
(a)    If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 hereof, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as promptly as practicable:
(i) prepare and file with the SEC (as promptly as reasonably practicable, but no later than forty-five (45) days after a request for a Demand Registration, subject to the postponement provisions herein) the Demand Registration Statement (including a Prospectus therein and any supplement thereto and all exhibits and financial statements required by the SEC to be filed therewith) to effect such registration and, subject to the efforts standard herein, cause such Registration Statement to become effective, and provide copies of all such documents proposed to be filed or furnished, including documents incorporated by reference, to (x) counsel of the Stockholder, and provide such legal counsel a reasonable opportunity to review and comment on such documents, and (y) the other representative(s) on behalf of the Stockholders included in such Registration Statement (to be chosen by the Stockholders) and any managing underwriter(s), and the representative(s) and the managing underwriter(s) and their respective counsel shall have the reasonable opportunity to review and comment thereon, and the Company will make such changes and additions thereto as may reasonably be requested by such counsel and the representative(s) and the managing underwriter(s) and their respective counsel prior to such filing, unless the Company reasonably objects to such changes or additions;
(ii) prepare and file with the SEC such pre- and post-effective amendments and supplements to a Shelf Registration Statement or Demand Registration Statement, and the Prospectus used in connection therewith or any free writing prospectus (as defined in SEC rules) as may be required by applicable securities laws or reasonably requested by the Stockholder or any managing underwriter(s) to maintain the effectiveness of such registration and to comply with the provisions of applicable securities laws with respect to the disposition of all securities covered by such registration statement during the period in which such Registration Statement is required to be kept effective, and before filing such amendments or supplements, provide copies of all such documents proposed to be filed or furnished, including documents incorporated by reference, to counsel of the Stockholder, which documents shall be subject to the review and comment of such counsel;
(iii) furnish to each Stockholder of the securities being registered and each managing underwriter without charge, such reasonable number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits other than those which are being incorporated into such Registration Statement by reference and that are publicly available), such reasonable number of copies of the Prospectus contained in such Registration Statement and any other Prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents, as the Stockholders and any managing underwriter(s) may reasonably request;

(iv) use its reasonable best efforts to register or qualify all Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as the Stockholders and any managing underwriter(s) may reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to do business as a foreign company in any jurisdiction where it would not otherwise be required to qualify but for this Section 3, or to consent to general service of process in any such jurisdiction, or to be subject to any material tax obligation in any such jurisdiction where it is not then so subject;
(v) as promptly as is reasonably practicable, notify the Stockholders and any managing underwriter(s) at any time when the Company becomes aware that a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, to, as promptly as is reasonably practicable, prepare and furnish without charge to the Stockholders and any managing underwriter(s) a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
(vi) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;
(vii) use its reasonable best efforts to list all Registrable Securities covered by such Registration Statement on any securities exchange on which any such class of securities is then listed and cause to be satisfied all requirements and conditions of such securities exchange to the listing of such securities that are reasonably within the control of the Company;
(viii) notify each Stockholder and any managing underwriter(s), as soon as is reasonably practicable, after it shall receive notice thereof, of the time when such Registration Statement, or any post-effective amendments to the Registration Statement, shall have become effective;
(ix) to make available to each Stockholder whose Registrable Securities are included in such Registration Statement and any managing underwriter(s) as soon as reasonably practicable after the same is prepared and distributed, filed with the SEC, or received by the Company, an executed copy of each letter written by or on behalf of the Company to the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), and any item of correspondence received from the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to such Registration Statement, it being understood that each Stockholder receiving such material from the Company that is confidential shall and shall cause its representatives to keep such materials confidential. The Company will as soon as reasonably practicable notify the Stockholders and any managing underwriter(s) of the effectiveness of such Registration Statement or any post-effective amendment or the filing of the Prospectus supplement contemplated herein. The Company will as soon as reasonably practicable respond reasonably and completely to any and all comments received from the SEC or the staff of the SEC, with a view towards causing such Registration Statement or any amendment thereto to be declared effective by the SEC as soon as reasonably practicable and shall file an acceleration request as soon as reasonably practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review;
(x) advise each Stockholder and any managing underwriter(s), promptly after it shall receive notice or obtain knowledge thereof, of (A) the issuance of any stop order, injunction or other order or requirement by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and use its reasonable best efforts to prevent the issuance of any stop order, injunction or other order or requirement or to obtain its withdrawal if such stop order, injunction or other order or requirement should be issued, (B) the suspension of the registration of the subject shares of the Registrable Securities in any state jurisdiction and (C) the removal of any such stop order, injunction or other order or requirement or proceeding or the lifting of any such suspension;
(xi) in connection with a customary due diligence review, make available for inspection by the Stockholders whose Registrable Securities are included in such registration statement and any managing underwriter(s), and any attorney, accountant or other agent retained by, or other representative of, any such Stockholder or underwriters, at reasonable times and in a reasonable manner, all pertinent financial and other records and corporate documents of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Stockholder, managing underwriter, attorney, accountant or agent to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act that is customary for a participant in a securities offering in connection with such registration statement; provided, however, that the foregoing investigation and information gathering shall be coordinated on behalf of such parties by one firm of counsel designated by and on behalf of such parties, and that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such parties pursuant to customary confidentiality agreements;
(xii) if requested by any Stockholder or any managing underwriter(s), as promptly as is reasonably practicable, incorporate in a Prospectus supplement or post-effective amendment such information as such Stockholder or managing underwriter(s) reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Stockholder, the purchase price being paid therefor by any underwriters and with respect to any other terms of an underwritten offering of the Registrable

Securities to be sold in such offering, and as promptly as is reasonably practicable, make all required filings of such prospectus supplement or post-effective amendment;
(xiii) reasonably cooperate with each Stockholder and any managing underwriter(s) participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority;
(xiv) in the case of an underwritten offering, (A) enter into such customary agreements (including an underwriting agreement in customary form), (B) take all such other customary actions as the managing underwriter(s) reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, causing senior management and other Company personnel to reasonably cooperate with the Stockholder(s) whose Registrable Securities are included in a Registration Statement and the underwriter(s) in connection with performing due diligence) and (C) cause its counsel to issue opinions of counsel addressed and delivered to the Stockholder and underwriter(s) in form, substance and scope as are customary in underwritten offerings, subject to customary limitations, assumptions and exclusions; and
(xv) if requested by the managing underwriter(s) of an underwritten offering, use reasonable best efforts to cause to be delivered, upon the pricing of any underwritten offering, and at the time of closing of a sale of Registrable Securities pursuant thereto, “comfort” letters from the Company’s independent registered public accountants addressed to the underwriter(s) and, with respect to an offering by the Stockholders pursuant to this Agreement, request the delivery of such “comfort” letters at such times addressed to the Stockholders stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by “comfort” letters of the independent registered public accountants delivered in connection with primary underwritten public offerings; provided, however, that such recipients furnish such written representations or acknowledgement as are customarily required to receive such comfort letters.
(b)    Subject to the last sentence of this Section 3(b), as a condition precedent to the obligations of the Company to file any Registration Statement, each Stockholder shall furnish in writing to the Company such information regarding such Stockholder (and any of its Affiliates), the Registrable Securities to be sold and the intended method of distribution of such Registrable Securities reasonably requested by the Company as is reasonably necessary or advisable for inclusion in the Registration Statement relating to such offering pursuant to the Securities Act. Notwithstanding the foregoing, in no event will any party be required to disclose to any other party any personally identifiable information or personal financial information in respect of any individual, or confidential information of any Person.

Each Stockholder agrees by acquisition of the Registrable Securities that (i) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(a)(v), such Stockholder shall forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Stockholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(a)(v); (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in clause (A) of Section 3(a)(x), such Stockholder shall discontinue its disposition of Registrable Securities pursuant to such registration statement until such Stockholder’s receipt of the notice described in clause (C) of Section 3(a)(x); and (iii) upon receipt of any notice from the Company of the happening of any event of the kind described in clause (B) of Section 3(a)(x), such Stockholder shall discontinue its disposition of Registrable Securities pursuant to such registration statement in the applicable state jurisdiction(s) until such Stockholder’s receipt of the notice described in clause (C) of Section 3(a)(x). The length of time that any registration statement is required to remain effective shall be extended by any period of time that such registration statement is unavailable for use pursuant to this paragraph, provided, however, in no event shall any Registration Statement be required to remain effective after the date on which all Registrable Securities cease to be Registrable Securities.
Section 4.Indemnification.
(a)    Indemnification by the Company. The Company agrees to indemnify, hold harmless and reimburse, to the fullest extent permitted by law, each Stockholder, its Affiliates, partners, officers, directors, employees, advisors, representatives and agents, and each Person, if any, who controls such Stockholder within the meaning of the Securities Act or the Exchange Act, against any and all losses, penalties, liabilities, claims, damages and expenses, joint or several (including, without limitation, reasonable attorneys’ fees and any expenses and reasonable costs of investigation), as incurred, to which the Stockholders or any such indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, penalties, liabilities, claims, damages and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered and sold under the Securities Act, any Prospectus contained therein, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or any violation of the Securities Act or state securities laws or rules thereunder by the Company relating to any action or inaction by the Company in connection with such registration (provided, however, that the Company shall not be liable in any such case to the extent that any such loss, penalty, liability, claim, damage (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged statement or omission or alleged omission made in such Registration Statement, any such Prospectus, amendment or supplement in reliance upon and in conformity with written information about a Stockholder which is furnished to the Company by such Stockholder specifically for use in such registration statement). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Stockholder or any indemnified party and shall survive the transfer of such securities by such Stockholder.
(b)    Indemnification by the Stockholders. Each Stockholder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4(a)) the Company, each member of the Board, each officer, employee and agent of the Company and each other person, if any, who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such Registration Statement, any Prospectus contained therein, or any amendment or supplement thereto, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Stockholder furnished to the Company by such Stockholder specifically for inclusion in such Registration Statement, Prospectus, amendment or supplement and has not been corrected in a subsequent Registration Statement, any Prospectus contained therein, or any amendment or supplement thereto prior to or concurrently with the sale of the Registrable Securities to the person asserting the claim; provided, however, that the Stockholder shall not be liable for any amounts in excess of the net proceeds received by such Stockholder from sales of Registrable Securities pursuant to the registration statement to which the claims relate, and provided, further, that the obligations of the Stockholders shall be several and not joint and several. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party and shall survive the transfer of such securities by the Company.
(c)    Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 4, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 4, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, such indemnified party shall permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person within a reasonable time after receipt of notice of such claim from the person entitled to indemnification hereunder. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent. If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the indemnified party of all liability in respect to such claim or litigation or (ii) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (plus local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.
The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive the transfer of securities.
(d)    Contribution. If the foregoing indemnity is held by a governmental authority of competent jurisdiction to be unavailable to the Company or any Stockholder, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, and the relative benefits received by the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation. In connection with any registration statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 4, no Stockholder shall be required to contribute an amount greater than the net proceeds received by such Stockholder from sales of Registrable Securities pursuant to the Registration Statement to which the claims relate (after taking into account the amount of damages which such Stockholder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any Registration Statement or Prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Securities).

(e)    No Exclusivity. The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies which may be available to any indemnified party at law or in equity or pursuant to any other agreement.
Section 5.Covenants Relating to Rule 144. The Company shall use its reasonable best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and to take such further action as any Stockholder may reasonably request to enable the Stockholders to sell Registrable Securities without registration under the Securities Act from time to time within the limitation of the exemptions provided by Rule 144. The Company shall, in connection with any request by any Stockholder in connection with a sale, transfer or other disposition by any Stockholder of any Registrable Securities pursuant to Rule 144 either currently or prospectively with unspecified timing, promptly cause (and in no event longer than five (5) Business Days after such request) the removal of any restrictive legend or similar restriction on the Registrable Securities, and, in the case of book-entry shares, make or cause to be made appropriate notifications on the books of the Company’s transfer agent for such number of shares and registered in such names as the Stockholders may reasonably request and to provide a customary opinion of counsel and instruction letter required by the Company’s transfer agent.
Section 6.Miscellaneous.
(a)    Termination; Survival. The rights of each Stockholder under this Agreement shall terminate upon the date that all of the Registrable Securities held by such Stockholder cease to be Registrable Securities. Notwithstanding the foregoing, the obligations of the parties under Sections 3(a)(viii), 4, 5 and this Section 6 shall survive the termination of this Agreement.
(b)    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.
(c)    Submission to Jurisdiction. Each party hereby irrevocably agrees and consents to be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if the Court of Chancery lacks jurisdiction, the United States District Court for the District of Delaware or the Superior Court of the State of Delaware, in any suit, action or proceeding described in the immediately preceding sentence. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by the delivery of such process to such party at the address and in the manner provided in this Agreement. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Court of Chancery of the State of Delaware, (ii) the United States District Court for the District of Delaware or (iii) the Superior Court of the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
(d)    Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.
(e)    Entire Agreement. This Agreement (including the documents and the instruments referred to herein), together with the Letter Agreement and the Warrant, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings, and agreements (including any draft agreements) with respect thereto, whether written or oral, none of which shall be used as evidence of the parties’ intent.
(f)    Amendments and Waivers. No amendment of any provision of this Agreement shall be valid and binding unless it is in writing and signed by the Company and the Stockholders representing at least 50% (by number) of the Registrable Securities (with each share of Common Stock to be received upon exercise of a Warrant counting as one Registrable Security for this purpose). No waiver of any right or remedy hereunder, to the extent legally allowed, shall be valid unless the same shall be in writing and signed by the party making such waiver. No waiver by any party of any breach or violation of, default under, or inaccuracy in any representation, warranty, covenant, or agreement hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent breach, violation, default of, or inaccuracy in, any such representation, warranty, covenant, or agreement hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No delay or omission on the part of any party in exercising any right, power, or remedy under this Agreement shall operate as a waiver thereof. Notwithstanding the foregoing, no amendments may be made to this Agreement that adversely affect Ventas or any of its subsidiaries without the prior written consent of Ventas.
(g)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and permitted assignee. Any Stockholder may transfer or assign any of its rights hereunder to a Permitted Reg Rights Holder (such Person to be deemed a “Stockholder” under this Agreement); provided, however, that, in each case, (i) prior written notice of such assignment of rights is given to the Company and (ii) such transferee agrees in writing to be bound by, and subject to, this Agreement pursuant to a written instrument in form and substance reasonably acceptable to the Company.
(h)    Expenses. All Registration Expenses incurred in connection with any Registration Statement under this Agreement shall be borne by the Company. Except as expressly set forth herein, all Selling Expenses relating to securities registered on behalf of the Stockholders shall be borne by the Stockholders of the Registrable Securities included in such registration. The obligation of the Company to bear the expenses provided for in this paragraph shall apply irrespective of whether a Registration Statement becomes effective, is withdrawn or suspended, or converted to any other form of registration and irrespective of when any of the foregoing shall occur.
(i)    Counterparts; Electronic Signature. This Agreement may be executed and delivered in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed by facsimile or .pdf signature by any party and such signature shall be deemed binding for all purposes hereof without delivery of an original signature being thereafter required.
(j)    Severability. Any term or provision of this Agreement that is illegal, invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without rendering illegal, invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the legality, validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. In the event that any provision hereof would, under applicable law, be illegal, invalid or unenforceable in any respect, each party hereto intends that such provision shall be reformed and construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable laws and to otherwise give effect to the intent of the parties hereto.
(k)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service or (iii) on the date of confirmation of receipt (or, the first Business Day following such receipt if the date of such receipt is not a Business Day) of transmission by email, in each case to the intended recipient as set forth below:
If to the Stockholder, as follows:

Ventas, Inc.
353 N. Clark Street, Suite 3300 Chicago, Illinois 60654
Attention:	Carey Roberts
Email:	carey.roberts@Ventasreit.com
with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:	Robin Panovka & Victor Goldfeld
Email:	RPanovka@wlrk.com & VGoldfeld@wlrk.com
If to the Company, as follows:

Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Attention:	Chad White
Email:	CWhite@brookdale.com
with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention:	Joseph Coco
Email:	joseph.coco@skadden.com
Any party may, from time to time, by written notice to the other parties, designate a different address, which shall be substituted for the one specified above for such party.
(l)    Specific Performance. The parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

BROOKDALE SENIOR LIVING INC.

By:	/s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President – Finance and Treasurer

VENTAS, INC.

By:	/s/ Brian Wood
Name: Brian Wood
Title: Senior Vice President and Chief Tax Officer

[Signature Page to Registration Rights Agreement]